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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           FORM 8-K/A CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 11, 2000
               Date of Report (Date of earliest event reported)

                      Commission File Number   333-61293

                           SPLITROCK SERVICES, INC.
            (Exact name of Registrant as specified in its charter)

           Delaware                                         76-0529757
(State or other jurisdiction of                    (IRS Employer Identification
 incorporation or organization)                                 Number)


                             9012 New Trails Drive
                          The Woodlands, Texas 77381
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (281) 465-1200
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Item 5. Other Events

        On February 11, 2000, Splitrock Services, Inc., a Delaware corporation ("Splitrock") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") by and among McLeodUSA Incorporated ("McLeodUSA"), Southside Acquisition Corporation, a wholly owned subsidiary of McLeodUSA, Splitrock, Splitrock Holdings, Inc., a wholly owned subsidiary of Splitrock, and Splitrock Merger Sub, Inc., a wholly owned subsidiary of Splitrock Holdings, Inc. The Amended Merger Agreement amends and restates the definitive agreement and plan of merger among Splitrock, McLeodUSA and Southside Acquisition Corporation dated as of January 6, 2000. The Amended Merger Agreement provides for two distinct but related transactions:

     .    a holding company reorganization, whereby Splitrock Merger Sub, Inc.
will merge with and into Splitrock Services, Inc. and Splitrock Services, Inc. will become a wholly owned subsidiary of Splitrock Holdings, Inc.; and

     .    a merger, whereby Southside Acquisition Corporation will merge with and into Splitrock Holdings, Inc. and Splitrock Holdings, Inc. will become a wholly owned subsidiary of McLeodUSA.

     As a result of the reorganization and the merger, each share of Splitrock common stock will be converted into the right to receive 0.5347 of a share of McLeodUSA Class A Common Stock. The reorganization and the merger are intended to be tax-free to the shareholders of Splitrock.

     In connection with the Amended Merger Agreement, Splitrock has also amended the Indenture by and among Splitrock, Splitrock Leasing, LLC and Harris Trust and Savings Bank, as Trustee, dated July 24, 1998 governing Splitrock's 11 3/4% Senior Notes due 2008, and the Revolving Credit Agreement by and between Splitrock and Citibank USA, Inc., dated January 6, 2000.

     Additional information concerning the agreements and transactions described above is contained in copies of the Amended Merger Agreement, Third Supplemental Indenture and Amendment to the Credit Agreement, all of which are attached hereto as exhibits and hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

Exhibit No.    Description

*2.1 Amended and Restated Agreement and Plan of Merger by and among McLeodUSA Incorporated, Southside Acquisition Corporation, Splitrock Services Inc., Splitrock Holdings, Inc. and Splitrock Merger Sub, Inc., dated
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               as of February 11, 2000

99.1 Third Supplemental Indenture by and among Splitrock Services, Inc., Splitrock Leasing, LLC and Harris Trust and Savings Bank, as Trustee, dated as of February 11, 2000

99.2 Amendment No. 1 dated February 11, 2000 to the Revolving Credit Agreement by and between Citibank USA, Inc. and Splitrock Services, Inc., dated January 6, 2000

*Previously filed with the Securities and Exchange Commission as Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-4 filed by McLeodUSA on February 11, 2000 (Registration No. 333-95941).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SPLITROCK SERVICES, INC.

Dated: February 22, 2000

                                        By:/s/ William R. Wilson

                                        William R. Wilson
                                        President and Chief Executive Officer